                                                                    Exhibit 25.1

                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                _______________

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939
                OF A CORPORATION DESIGNATED TO ACT AS A TRUSTEE

                                _______________


         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                       PURSUANT TO SECTION 305(b)(2) __

                                _______________

                           FIRST UNION NATIONAL BANK
                               (Name of Trustee)

                                                                  22-1147033
(Jurisdiction of Incorporation or                             (I.R.S. Employer
Organization if not a U.S. National Bank)                    Identification No.)

301 SOUTH COLLEGE STREET, CHARLOTTE, NORTH CAROLINA               28288-0630
(Address of Principal Executive Offices)                          (Zip Code)

                                _______________

 FIRST UNION NATIONAL BANK, 301 SOUTH COLLEGE STREET, CHARLOTTE, NORTH CAROLINA
                           28288-0630, (704) 590-7408
           (Name, address and telephone number of agent for service)
                                _______________

                             CONGOLEUM CORPORATION
                               (Name of Obligor)

              DELAWARE                                            02-0398678
       (State of Incorporation)                               (I.R.S. Employer
                                                             Identification No.)

3705 QUAKERBRIDGE ROAD, MERCERVILLE, N.J.                            08619
(Address of Principal Executive Offices)                          (Zip Code)

                                _______________
              CONGOLEUM CORPORATION 8 5/8% SENIOR NOTES DUE 2008
                        (Title of Indenture Securities)

                                    GENERAL

ITEM 1.  GENERAL INFORMATION.

     Furnish the following information as to the trustee:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISORY AUTHORITY TO WHICH IT IS SUBJECT:

          Comptroller of the Currency, Washington, D.C.
          Board of Governors of the Federal Reserve System, Richmond, VA 23219 Federal Deposit Insurance Corporation, Washington, D.C.

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

          The Trustee is authorized to exercise corporate trust powers.

ITEM 2.  AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

ITEM 3.  VOTING SECURITIES OF THE TRUSTEE.

     FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE:

                           AS OF SEPTEMBER 24, 1998

--------------------------------------------------------------------------------
                COL. A                          COL. B
--------------------------------------------------------------------------------
                TITLE OF CLASS                  AMOUNT OUTSTANDING
--------------------------------------------------------------------------------

     Not Applicable

ITEM 4. TRUSTEESHIPS UNDER OTHER INDENTURES:

     IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

     (A) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER INDENTURE.

     Not Applicable

     (B) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(B)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

     Not Applicable.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

     IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER

FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

     Not Applicable

ITEM 6.  VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

     FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

                           AS OF  SEPTEMBER 24, 1998

--------------------------------------------------------------------------------
COL. A          COL. B             COL. C              COL. D.
-------------------------------------------------------------------------------
                                                       Percentage of Voting
                                   Amount owned        securities represented
Name of Owner   Title of Class     beneficially        by amount given in Col. C
--------------------------------------------------------------------------------

     Not Applicable

ITEM 7.  VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
OFFICIALS.

     FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER, AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.

                           AS OF SEPTEMBER 29, 1998

--------------------------------------------------------------------------------
COL. A          COL. B             COL. C              COL. D.
                                                       Percentage of Voting
                                   Amount owned        securities represented
Name of Owner   Title of Class     beneficially        by amount given in Col. C
--------------------------------------------------------------------------------

Not Applicable

ITEM 8.  SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

     FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR THE OBLIGATIONS IN DEFAULT BY THE TRUSTEE.

                           AS OF SEPTEMBER 24, 1998

--------------------------------------------------------------------------------
COL. A          COL. B           COL. C                      COL. D.
================================================================================
                Whether the      Amount owned beneficially   Percentage of class
                securities are   or held as collateral       represented by
                voting or        Security for obligations    amount given in
                nonvoting        in default by Trustee       Col. C.
Title of Class  Securities
--------------------------------------------------------------------------------

Not Applicable

ITEM 9.  SECURITIES OF THE UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

     IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

                           AS OF SEPTEMBER 24, 1998
--------------------------------------------------------------------------------
COL. A          COL. B         COL. C                        COL. D
--------------------------------------------------------------------------------
                               Amount owned beneficially     Percentage of class
Name of                        or held as collateral         represented by
issuer and      Amount         security for obligations      amount given in
title of class  outstanding    in default by Trustee         Col. C
--------------------------------------------------------------------------------

Not Applicable.


ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

     IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.

                           AS OF SEPTEMBER 24, 1998
--------------------------------------------------------------------------------
COL. A          COL. B         COL. C                        COL. D
--------------------------------------------------------------------------------
                               Amount owned beneficially     Percentage of class
Name of                        or held as collateral         represented by
issuer and      Amount         security for obligations in   amount given in
title of class  outstanding    default by Trustee            Col. C
--------------------------------------------------------------------------------

     Not Applicable.

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

     IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

                           AS OF SEPTEMBER 24, 1998
--------------------------------------------------------------------------------
COL. A          COL. B         COL. C                        COL. D
--------------------------------------------------------------------------------
                               Amount owned beneficially     Percentage of class
Name of                        or held as collateral         represented by
issuer and      Amount         security for obligations in   amount given in
title of class  outstanding    default by Trustee            Col. C
--------------------------------------------------------------------------------

     Not Applicable.

ITEM 12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

     EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

                           AS OF SEPTEMBER 24, 1998
--------------------------------------------------------------------------------
COL A.                          COL. B                  COL.C
--------------------------------------------------------------------------------
Nature of indebtedness          Amount outstanding      Date due
--------------------------------------------------------------------------------

     Not Applicable

ITEM 13.  DEFAULTS BY THE OBLIGOR.

     (A) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

     None

     (B) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

     None

ITEM 14.  AFFILIATIONS WITH THE UNDERWRITERS.

     IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     Not Applicable

ITEM 15.  FOREIGN TRUSTEE.

     IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

     Not Applicable

ITEM 16.  LISTS OF EXHIBITS.

LISTED BELOW ARE ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF ELIGIBILITY.

     1*   -Copy of Articles of Association of the Trustee as now in effect.
     2    -No certificate of authority of the Trustee to commence business is furnished
           since this authority is contained in the Articles of Association of the Trustee.
     3*   -Copy of the authorization of the Trustee to exercise corporate trust powers.
     4*   -Copy of the existing By-Laws of the Trustee, as now in effect.
     5    -Not applicable.
     6    -The consent of the Trustee required by Section 321 (b) of the Act.
     7    -A copy of the latest report of Condition of the Trustee published pursuant to the
           law or the requirements of its supervising or examining authority.
     8    -Not Applicable
     9    -Not Applicable

_________________________
*Exhibits thus designated have heretofore been filed with the Securities and Exchange Commission, have not been amended since filing and are incorporated herein by reference (see Exhibit T-1 Registration Number 333-47985).

     IN ANSWERING ANY ITEM IN THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION WHICH RELATES TO MATTERS PECULIARLY WITHIN THE KNOWLEDGE OF THE OBLIGOR OR OF ITS DIRECTORS OR OFFICERS, OR AN UNDERWRITER FOR THE OBLIGOR, THE UNDERSIGNED, FIRST UNION NATIONAL BANK, HAS RELIED UPON INFORMATION FURNISHED TO IT BY THE OBLIGOR OR SUCH UNDERWRITER.

                                   SIGNATURE


     PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939 THE TRUSTEE, FIRST UNION NATIONAL BANK, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF NEWARK, AND STATE OF NEW JERSEY, ON THE 24TH DAY OF SEPTEMBER, 1998.


                                              FIRST UNION NATIONAL BANK

                                              (TRUSTEE)



(CORPORATE SEAL)
                                              BY:     /S/ RICK BARNES
                                                 -------------------------------
                                                      ASSISTANT VICE PRESIDENT

                                  EXHIBIT T-7
                              REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the First Fidelity Bank, National Association , at the close of business on June 30, 1998, published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section 161. Charter Number 33869 Comptroller of the Currency Northeastern District.

STATEMENT OF RESOURCES AND LIABILITIES

                                    ASSETS
                              Thousand of Dollars
                              -------------------

Cash and balance due from depository institutions:
  Noninterest-bearing balances and currency and coin............    9,898,292
  Interest-bearing balances.....................................    1,785,499
Securities......................................................    /////////
  Hold-to-maturity securities...................................    2,105,231
  Available-for-sale securities.................................   36,130,513
Federal funds sold and securities purchased under agreements
      to resell.................................................    4,551,009
Loans and lease financing receivables:
      Loan and leases, net of unearned income...................  136,146,280
      LESS: Allowance for loan and lease losses.................    1,814,169
      LESS: Allocated transfer risk reserve.....................            0
      Loans and leases, net of unearned income, allowance, and
      reserve...................................................  134,332,111
Assets held in trading accounts.................................    5,786,208
Premises and fixed assets (including capitalized leases)........    3,278,523
Other real estate owned.........................................      125,154
Investment in unconsolidated subsidiaries and associated........   //////////
companies.......................................................      345,634
Customer's liability to this bank on acceptances outstanding....    1,091,060
Intangible assets...............................................    5,221,760
Other assets....................................................    8,649,274
Total assets....................................................  213,300,168

                                  LIABILITIES

      In domestic offices.......................................  133,606,970
        Noninterest-bearing.....................................   26,221,093
        Interest-bearing........................................  107,385,877
      In foreign offices, Edge and Agreement subsidiaries,
      and IBFs..................................................    9,377,311
        Noninterest-bearing.....................................      581,219
        Interest-bearing........................................    8,796,092
Federal funds purchased and securities sold under agreements
      to repurchase.............................................   22,988,933
Demand notes issued to the U.S. Treasury........................      850,539
Trading liabilities.............................................    4,824,321

Other borrowed money:(includes mortgage indebtedness and obligations under capitalized leases).
      With original maturity of one year or less................   11,459,244
      With original maturity of more than one year..............      590,270
      With original  maturity of more than three years..........      437,360
Mortgage indebtedness and obligations under capitalized leases
Bank's liability on acceptances executed and outstanding........    1,106,327
Subordinated notes and debentures...............................    3,512,216
Other liabilities...............................................    7,361,602
Total liabilities...............................................  196,115,093
Limited-life preferred stock and related surplus................            0

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus...................      160,540
Common Stock....................................................      454,543
Surplus.........................................................   13,225,076
Undivided profits and capital reserves..........................    3,015,429
Net unrealized holding gains (losses) on available-for-sale.....    /////////
 securities.....................................................      330,722
Cumulative foreign currency translation adjustments.............       (1,235)
Total equity capital............................................   17,185,075
Total liabilities, limited-life preferred stock and equity......   //////////
  capital.......................................................  213,300,168

                               CONSENT OF TRUSTEE


     PURSUANT TO THE REQUIREMENTS OF SECTION 321 (B) OF THE TRUST INDENTURE ACT OF 1939, AND IN CONNECTION WITH THE PROPOSED ISSUE OF CONGOLEUM CORPORATION, WE HEREBY CONSENT THAT REPORTS OF EXAMINATIONS BY FEDERAL, STATE, TERRITORIAL OR DISTRICT AUTHORITIES MAY BE FURNISHED BY SUCH AUTHORITIES TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST THEREFOR.



                              FIRST UNION NATIONAL BANK



                              BY:       /S/ RICK BARNES
                                 --------------------------------
                                         ASSISTANT VICE PRESIDENT



NEWARK, NJ

SEPTEMBER 24, 1998